Meridian Investment Management, Inc.
                            Unaudited Balance Sheet
                                 March 31, 2003



                              ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                     $   104,143
     Accounts receivable                             1,205,408
     Reestricted Cash                                1,704,017
     Prepaid expenses                                   56,250
     Due from BACE/Staff America                       101,967
     Current portion of collateral trust account          --
     Deferred income tax                                  --
                                                   -----------
           TOTAL CURRENT ASSETS                      3,171,785
                                                   -----------
PROPERTY AND EQUIPMENT:
     Automobiles                                        46,411
     Computer hardware and software                     34,529
     Office furniture and equipment                     34,740
                                                   -----------
                                                       115,680
     Accumulated depreciation                          (85,950)
                                                   -----------
           TOTAL PROPERTY AND EQUIPMENT                 29,730
                                                   -----------
OTHER ASSETS:
     Due from Affiliates                                12,380
     Deposits                                            2,728
     Other Assets                                       30,551
                                                   -----------
           TOTAL OTHER ASSETS                           45,659
                                                   -----------
TOTAL ASSETS                                         3,247,174
                                                   ===========

                      Meridian Investment Management, Inc.
                            Unaudited Balance Sheet
                                 March 31, 2003



                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                       $ 1,077,614
     Payroll taxes and other payroll deductions payable              256,072
     Workers' compensation claims reserve                               --
     Deposits & Misc                                                  19,155
     Income Tax Payable                                                1,556
                                                                 -----------
           TOTAL CURRENT LIABILITIES                               1,354,397
                                                                 -----------
NON-CURRENT LIABILITIES:
     Long-term portion of workers' compensation claims reserve     1,921,926
     Note payable to parent                                             --
     Note payable to Staff America                                      --
           TOTAL NON-CURRENT LIABILITIES                           1,921,926
                                                                 -----------
           TOTAL LIABILITIES                                       3,276,323
                                                                 -----------
STOCKHOLDERS' EQUITY:
     Common stock, $1 par value; 30,000 shares authorized
         16,784 shares issued and outstanding                         16,784
     Additional paid-in captal                                       305,134
     Accumulated deficit                                            (351,067)
                                                                 -----------
           TOTAL STOCKHOLDERS' EQUITY                                (29,149)
                                                                 -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $ 3,247,174
                                                                 ===========
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                      Meridian Investment Management, Inc.
                         Unaudited Statement of Income
                    For the Six Months Ended March 31, 2003





REVENUES                                        $ 26,913,429
                                                ------------
DIRECT COSTS:
     Salaries and wages of worksite employees     22,377,937
     Benefits and payroll taxes                    3,794,261
     Other                                            29,359
                                                ------------
           TOTAL DIRECT COSTS                     26,201,557
                                                ------------
GROSS PROFIT                                         711,872
OPERATING EXPENSES:
     Salaries, wages and payroll taxes               451,252
     General and administrative expenses             352,128
     Commissions                                      63,468
     Advertising                                      18,747
                                                ------------
           TOTAL OPERATING EXPENSES                  885,595
                                                ------------
OPERATING INCOME                                    -173,723
OTHER INCOME (EXPENSE):
     Interest income                                  10,811
     Interest expense                                    (59)
                                                ------------
           TOTAL OTHER INCOME                         10,752
                                                ------------
           INCOME BEFORE INCOME TAX EXPENSE         -162,971
           INCOME TAX EXPENSE                         53,980
                                                ------------
NET INCOME                                      $   (108,991)
                                                ============